                                     EXHIBIT 99

          Press Release of Brady Corporation dated September 15, 2004.
--------------------------------------------------------------------------------

For More Information:
Investor contact: Barbara Bolens 414-438-6940, Director of Investor Relations Media contact: Carole Herbstreit 414-438-6882, Public Relations Manager



BRADY CORPORATION REPORTS RECORD SALES AND EARNINGS FOR FISCAL 2004 FOURTH QUARTER AND YEAR END.

MILWAUKEE (September 15, 2004)----Brady Corporation (NYSE: BRC) today reported record results for its fiscal 2004 fourth quarter and fiscal year ended July 31, 2004.

         Sales in the fiscal 2004 fourth quarter rose 28 percent to $185.5 million, compared to sales of $144.7 million in the fourth quarter of fiscal 2003. Base business grew 12 percent compared to the prior year's quarter, with acquisitions adding 13 percent. Foreign currency translation added 3 percent to sales. Sales increased in all geographic regions, with growth being particularly strong in Asia-Pacific.

         Net income for the fiscal 2004 fourth quarter was $16.1 million, or $0.66 per diluted Class A Common Share, up from $1.8 million, or $0.08 per share, in the fiscal 2003 fourth quarter. Net income in the fiscal 2004 fourth quarter included a $3 million tax benefit from resolution of a tax audit. Results last year included a restructuring charge of $6.3 million after tax. Expenses of $0.6 million after tax related to this same restructuring were charged in the fourth quarter of fiscal 2004.

         Brady's fiscal 2004 net sales rose 21 percent to $671.2 million compared to fiscal 2003 sales of $554.9 million. Base sales grew 5 percent. Acquisitions added 10 percent and foreign currency added 6 percent to total sales results.

         Net income for fiscal 2004 rose 137 percent to $50.9 million or $2.13 per diluted Class A Common Share, compared to $21.4 million or $0.91 per diluted share in fiscal 2003. Fiscal 2004 net income included the previously mentioned $3 million tax benefit, and charges of $2.2 million after tax related to last year's restructuring.

         Fiscal 2004 cash flow from operations was a record $84.8 million, up 53 percent from the prior year.

         "Fiscal 2004 was a great year for Brady Corporation," Brady President and Chief Executive Officer Frank M. Jaehnert said. "A return to growth in our core markets has accelerated our sales growth throughout the year. We launched a number of successful proprietary products and acquired four companies, including Emed Co., the largest acquisition in Brady's history. And the broad success of our initiatives and cost control efforts have resulted in exceptional growth in our bottom line."

         "We are increasing our guidance for fiscal 2005 to reflect a continued positive trend in growth in our base business, along with the recent acquisition of ID Technologies," said Brady Vice President and Chief Financial Officer David Mathieson. "We now expect fiscal 2005 sales to be in the range of $770 to $790 million and net income of $59 to $62 million with earnings per diluted share of $2.41 to $2.53."

         A Webcast regarding fiscal 2004 results will be available at www.investor.bradycorp.com beginning at 9:30 a.m. Central Daylight Time today.

         Brady Corporation is an international manufacturer and marketer of complete identification solutions and specialty materials, with products including labels, software, printing systems, label-application and data-collection systems, signs, safety devices and precision die-cut materials for manufacturing, electrical, electronic, telecommunications and a variety of other markets. Founded in 1914, Brady is headquartered in Milwaukee and employs more than 4,000 people in operations in the United States, Europe, Asia/Pacific, Latin America and Canada.

         More information is available on the Internet at www.bradycorp.com.

                                       ###


This news release contains forward-looking information, as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking information in this release involves risks and uncertainties, including, but not limited to, domestic and international economic conditions and growth rates; fluctuations in currency exchange rates for international currencies versus the U.S. dollar; the successful implementation of a new enterprise-resource-planning system; the ability of the company to acquire, integrate and achieve anticipated synergies from new businesses; the ability of the company to adjust its cost structure to changes in levels of sales and product mix in a timely manner; variations in the economic or political conditions in the countries in which the company does business; technology changes; and the continued availability of sources of supply. Brady cautions that forward-looking statements are not guarantees, since there are inherent difficulties in predicting future results, and that actual results could differ materially from those expressed or implied in forward-looking statements.

BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME AND INCOME RETAINED IN THE BUSINESS

(Dollars in Thousands, Except Per Share Amounts)


                                                                          (Unaudited)
                                                         --------------------------------------------

                                                                    Three Months Ended July 31,
                                                         --------------------------------------------
                                                                                           Percentage
                                                           2004              2003            Change
                                                         ---------        ---------        ----------
Net sales                                                $ 185,511        $ 144,684             28.2%
Cost of products sold                                       91,047           71,413             27.5%
                                                         ---------        ---------
   Gross margin                                             94,464           73,271             28.9%

Operating expenses:
   Research and development                                  6,348            5,065             25.3%
   Selling, general and administrative                      66,627           55,465             20.1%
   Restructuring charge - net                                  907            9,589            -90.5%
                                                         ---------        ---------
Total operating expenses                                    73,882           70,119              5.4%

Operating income                                            20,582            3,152            553.0%

Other income and (expense):
   Investment and other (expense) income                      (135)            (361)           -62.6%
   Interest expense                                         (1,195)             (56)          2033.9%
                                                         ---------        ---------

Income before income taxes                                  19,252            2,735            603.9%

Income taxes                                                 3,166              928            241.2%
                                                         ---------        ---------

Net income                                                  16,086            1,807            790.2%

Income retained in business at beginning of period         311,089          293,562              6.0%

Less:
  Redemption premium on preferred stock                         --               --
  Common stock dividends                                    (4,951)          (4,564)             8.5%

Income retained in business at end of period             $ 322,224        $ 290,805             10.8%
                                                         =========        =========

Net income per Class A Nonvoting Common Share

                                               Basic     $    0.67        $    0.08            737.5%
                                                         =========        =========

                                             Diluted     $    0.66        $    0.08            725.0%
                                                         =========        =========

Net income per Class B Voting Common Share

                                               Basic     $    0.67        $    0.08            737.5%
                                                         =========        =========

                                             Diluted     $    0.66        $    0.08            725.0%
                                                         =========        =========


                                                                         (Unaudited)
                                                         --------------------------------------------

                                                                  Twelve Months Ended July 31,
                                                         --------------------------------------------
                                                                                           Percentage
                                                           2004              2003            Change
                                                         ---------        ---------        ----------
Net sales                                                $ 671,219        $ 554,866             21.0%
Cost of products sold                                      324,888          274,593             18.3%
                                                         ---------        ---------
   Gross margin                                            346,331          280,273             23.6%

Operating expenses:
   Research and development                                 23,028           18,873             22.0%
   Selling, general and administrative                     248,000          219,662             12.9%
   Restructuring charge - net                                3,181            9,589            -66.8%
                                                         ---------        ---------
Total operating expenses                                   274,209          248,124             10.5%

Operating income                                            72,122           32,149            124.3%

Other income and (expense):
   Investment and other (expense) income                      (564)             427           -232.1%
   Interest expense                                         (1,231)            (121)           917.4%
                                                         ---------        ---------

Income before income taxes                                  70,327           32,455            116.7%

Income taxes                                                19,456           11,035             76.3%
                                                         ---------        ---------

Net income                                                  50,871           21,420            137.5%

Income retained in business at beginning of period         290,805          287,674              1.1%

Less:
  Redemption premium on preferred stock                         --             (171)          -100.0%
  Common stock dividends                                   (19,452)         (18,118)             7.4%

Income retained in business at end of period             $ 322,224        $ 290,805             10.8%
                                                         =========        =========

Net income per Class A Nonvoting Common Share

                                               Basic     $    2.15        $    0.92            133.7%
                                                         =========        =========

                                             Diluted     $    2.13        $    0.91            134.1%
                                                         =========        =========

Net income per Class B Voting Common Share

                                               Basic     $    2.12        $    0.89            138.2%
                                                         =========        =========

                                             Diluted     $    2.10        $    0.88            138.6%
                                                         =========        =========


BRADY CORPORATION AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS

(DOLLARS IN THOUSANDS)


                                                                              JULY 31, 2004    JULY 31, 2003
                                                                              -------------    -------------
                                              ASSETS

CURRENT ASSETS:
   Cash and cash equivalents                                                  $      70,368    $      76,088
   Accounts receivable, less allowance for losses ($3,869 and                       105,322           80,162
       $3,166, respectively)
   Inventories                                                                       52,931           36,564
   Prepaid expenses and other current assets                                         23,302           22,343
                                                                              -------------    -------------

       TOTAL CURRENT ASSETS                                                         251,923          215,157

OTHER ASSETS:
   Goodwill                                                                         275,897          130,667
   Other Intangibles                                                                 45,879            8,836
   Other                                                                             34,526           15,619
                                                                              -------------    -------------
                                                                                    356,302          155,122
PROPERTY, PLANT AND EQUIPMENT:
   Cost:
       Land                                                                           6,242            5,172
       Buildings and improvements                                                    58,850           51,471
       Machinery and equipment                                                      153,467          139,007
       Construction in progress                                                       1,468            3,245
                                                                              -------------    -------------

                                                                                    220,027          198,895
   Less accumulated depreciation                                                    133,922          119,655
                                                                              -------------    -------------
       NET PROPERTY, PLANT AND EQUIPMENT                                             86,105           79,240
                                                                              -------------    -------------

TOTAL                                                                         $     694,330    $     449,519
                                                                              =============    =============

                             LIABILITIES AND STOCKHOLDERS' INVESTMENT

CURRENT LIABILITIES:
   Accounts payable                                                           $      38,533    $      28,470
   Wages and amounts withheld from employees                                         41,872           30,619
   Taxes, other than income taxes                                                     3,852            2,492
   Accrued income taxes                                                              12,399           11,449
   Other current liabilities                                                         23,529           17,320
   Short-term borrowings and current maturities on long-term debt                        32              929
                                                                              -------------    -------------

      TOTAL CURRENT LIABILITIES                                                     120,217           91,279

LONG-TERM OBLIGATIONS, LESS CURRENT MATURITIES                                      150,019              568

OTHER LIABILITIES                                                                    20,779           18,711
                                                                              -------------    -------------

       TOTAL LIABILITIES                                                            291,015          110,558

STOCKHOLDERS' INVESTMENT:
Common stock:
   Class A nonvoting common stock - Issued and outstanding, 22,345,399                  224              216
        and 21,558,265 shares, respectively
   Class B voting common stock - Issued and outstanding 1,769,314 shares                 18               18
   Additional paid-in capital                                                        72,865           47,464
   Income retained in the business                                                  322,224          290,805
   Treasury Stock - 34,657 and 18,262 shares, at cost                                (1,074)            (509)
   Cumulative other comprehensive income                                              9,340            1,595
   Other                                                                               (282)            (628)
                                                                              -------------    -------------

       TOTAL STOCKHOLDERS' INVESTMENT                                               403,315          338,961
                                                                              -------------    -------------

TOTAL                                                                         $     694,330    $     449,519
                                                                              =============    =============

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in Thousands)                                                                                    (Unaudited)
                                                                                                     Twelve Months Ended
                                                                                                           July 31
                                                                                                      2004           2003
                                                                                                      ----           ----
Operating activities:
Net income                                                                                      $    50,871      $   21,420
Adjustments to reconcile net income to net cash provided by operating activities:
  Depreciation and amortization                                                                      20,190          17,771
  Loss on sale or disposal of property, plant & equipment                                               321              55
  Provision for losses on accounts receivable                                                           797           1,523
  Non-cash portion of stock-based compensation expense                                                1,927             289
  Net restructuring charge accrued liability                                                          3,221           6,926
  Changes in operating assets and liabilities (net of effects of business acquisitions):
     Accounts receivable                                                                            (11,326)          4,334
     Inventory                                                                                       (6,791)          4,140
     Prepaid expenses and other assets                                                                  796          (1,179)
     Accounts payable, accrued expenses and other liabilities                                        13,707          (4,007)
     Income taxes                                                                                     4,013           5,244
     Deferred income taxes                                                                            5,172          (1,915)
     Other liabilities                                                                                1,873             648
                                                                                                -----------      ----------
        Net cash provided by operating activities                                                    84,771          55,249

Investing activities:
  Acquisition of businesses, net of cash acquired                                                  (228,928)         23,912)
  Termination of capital lease                                                                           --            (791)
  Purchases of property, plant and equipment                                                        (14,892)         14,438)
  Proceeds from sale of property, plant and equipment                                                   448             257
  Other                                                                                              (1,533)             68
        Net cash used in investing activities                                                      (244,905)         38,816)

Financing activities:
  Payment of dividends                                                                              (19,805)         17,936)
  Proceeds from issuance of common stock                                                             19,422           4,662
  Principal payments on debt                                                                       (161,578)           (327)
  Proceeds from debt                                                                                310,000
  Redemption of preferred stock                                                                          --          (2,855)
  Purchase of treasury stock                                                                           (564)           (377)
                                                                                                -----------      ----------
        Net cash used in financing activities                                                       147,475          16,833)
Effect of exchange rate changes on cash                                                               6,939             519

Net increase (decrease) in cash and cash equivalents                                                 (5,720)            119
Cash and cash equivalents, beginning of period                                                       76,088          75,969

Cash and cash equivalents, end of period                                                        $    70,368      $   76,088
                                                                                                ===========      ==========

Supplemental disclosures:
Cash paid during the period for:
  Interest                                                                                      $       506      $       43
  Income taxes, net of refunds                                                                       10,977          12,789
Acquisitions:
Fair value of asset acquired, net of cash                                                       $    96,656      $   14,430
Liabilities assumed                                                                                  (8,674)         (8,146)
Goodwill                                                                                            140,946          17,628
                                                                                                -----------      ----------
Net cash paid for acquisitions                                                                  $   228,928      $   23,912
                                                                                                ===========      ==========
Termination of Capital Lease:
Disposition of capital assets                                                                   $        --      $   (2,574)
Settlement of capital lease liability                                                                    --           3,365
                                                                                                -----------      ----------
Net cash paid for termination of capital lease                                                  $        --      $      791
                                                                                                ===========      ==========


Information by regional segment for the three and twelve months ended July 31, 2004 and 2003 is as follows:






            (Dollars in thousands)                 Americas         Europe           Asia         Corporate         Total
----------------------------------------------- --------------- --------------- --------------- --------------- --------------
SALES TO EXTERNAL CUSTOMERS

Three months ended:
   July 31, 2004                                       $98,436         $64,947         $22,128                       $185,511
   July 31, 2003                                        73,945          54,552          16,187                        144,684

Twelve months ended:
   July 31, 2004                                      $341,975        $248,255         $80,989                       $671,219
   July 31, 2003                                       298,844         198,353          57,669                        554,866

SALES GROWTH INFORMATION

Three months ended July 31, 2004:

    Base                                                 10.7%            7.9%           32.2%                          12.1%
    Currency                                           (0.2%)%            6.9%            4.5%                           3.0%
    Acquisitions                                         22.6%            4.2%            0.0%                          13.1%
      Total                                              33.1%           19.0%           36.7%                          28.2%

Twelve months ended July 31, 2004:
    Base                                                  1.9%            2.5%           30.8%                           5.1%
    Currency                                              1.2%           12.7%            9.6%                           6.2%
    Acquisitions                                         11.4%           10.0%            0.0%                           9.7%
      Total                                              14.5%           25.2%           40.4%                          21.0%

SEGMENT PROFIT (LOSS)
Three months ended:
   July 31, 2004                                       $18,497         $18,148          $5,919        $(1,659)        $40,905
   July 31, 2003                                        10,673          14,446           4,064           (309)         28,874
      Percentage increase (decrease)                     73.3%           25.6%           45.6%          436.9%          41.7%

Twelve months ended:
   July 31, 2004                                       $61,102         $66,404         $22,768        $(4,696)       $145,578
   July 31, 2003                                        43,203          47,469          14,142         (2,812)        102,002
      Percentage increase (decrease)                     41.4%           39.9%           61.0%           67.0%          42.7%


PROFIT RECONCILIATION (Dollars in thousands)




                                                          Three months ended:               Twelve months ended:
                                                     July 31, 2004     July 31, 2003   July 31, 2004     July 31, 2003
                                                   ---------------- ----------------- ---------------- ----------------
Total profit for reportable segments                       $42,564           $29,183         $150,274          $104,814
Corporate and eliminations                                 (1,659)             (309)          (4,696)           (2,812)
Unallocated amounts:
    Administrative costs:                                 (17,991)          (14,485)         (65,943)          (56,167)
    Interest -- net                                          (915)               189            (552)               717
    Foreign exchange                                         (415)             (605)          (1,241)             (411)
    Restructuring charge, net                                (907)           (9,589)          (3,181)           (9,589)
    Other                                                  (1,425)           (1,649)          (4,334)           (4,097)
        Income before income taxes                         $19,252            $2,735          $70,327           $32,455
